U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 23, 2010
(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060

State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1373 Broadway, Albany, New York 12204
(518) 445-2200
(Address and telephone number of the registrant's principal executive offices)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors or Principal Officers; Appointment of Certain Officers; Compensation Arrangement of Certain Officers

On September 23, 2010, Albany International Corp. ("the Registrant") announced the termination of Senior Vice President and Chief Financial Officer Michael K. Burke, and the election of John B. Cozzolino as Acting Chief Financial Officer. A copy of the press release is filed herewith. Mr. Burke is entitled to certain severance and other benefits pursuant to the terms of a severance agreement previously filed under cover of a Form 8-K on July 2, 2009.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith:

99.1	Press release dated September 23, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ John B. Cozzolino

Name:	John B. Cozzolino
Title:	Vice President and Acting
Chief Financial Officer

Date: September 23, 2010

Index to Exhibits

Exhibit No.	Description

99.1	Press release, dated as of September 23, 2010